EXHIBIT 32



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      In connection with the Annual Report of Security Devices International,
Inc. (the "Company") on Form 10-K for the period ending November 30, 2009 as filed with the Securities and Exchange Commission (the "Report"), Sheldon Kales, the Principal Executive Officer and Rakesh Malhotra the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


February 28, 2010                 By: /s/ Sheldon Kales
                                      -----------------------------------
                                      Sheldon Kales, Principal Executive Officer


February 28, 2010                 By: /s/ Rakesh Malhotra
                                      -----------------------------------
                                      Rakesh Malhotra, Principal Financial
                                      Officer